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                                                                  EXHIBIT 24

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accounts, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 (No. 33-78524) and Registration Statement on Form S-8 (No. 33-78522).



                                            ARTHUR ANDERSEN LLP


Chattanooga, Tennessee
February 26, 1996